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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported) JULY 11, 2002 (JULY 10, 2002)
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                         REGENERON PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


          NEW YORK                  0-19034 No.              13-3444607
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(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)



777 OLD SAW MILL RIVER ROAD, TARRYTOWN, NY                      10591-6707
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 (Address of principalexecutive offices)                        (Zip Code)

        Registrant's telephone number, including area code (914) 347-7000
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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INFORMATION TO BE INCLUDED IN REPORT

ITEM 5.  OTHER EVENTS.

The Company has been advised that on July 10, 2002, Leonard S. Schleifer, M.D., Ph.D., President and Chief Executive Officer of the Company, entered into a trading plan complying with SEC Rule 10b5-1 and the Company's insider trading policy. Under Rule 10b5-1, directors and officers may adopt a prearranged contract or plan for the sale of Company securities under specified conditions and times.

Dr. Schleifer's plan calls for the sale of a minimum of 31,000 shares and potentially up to approximately 484,000 shares of Company common stock between September 1, 2002 and August 31, 2003 contingent upon the Company's share price reaching certain designated prices up to $46.00 per share. The shares to be sold under the plan would come from the exercise of stock options issued under the Company's Long-Term Incentive Plans. Dr. Schleifer intends to sell a portion of the shares under the plan to reduce Alternative Minimum Tax relating to the exercise of incentive stock options earlier in the year.

Murray A. Goldberg, Senior Vice President, Finance & Administration and Chief Financial Officer, and George D. Yancopoulos, M.D., Ph.D., Executive Vice President, Chief Scientific Officer, and President, Regeneron Research Laboratories, and other Company officers and directors have also adopted 10b5-1 plans to sell shares of Company common stock under specified conditions and times. In addition, P. Roy Vagelos , M.D., Chairman of the Company's Board of Directors, has adopted 10b5-1 plans to allow certain of his shares of Company common stock to be gifted to a charitable foundation. We expect that directors and officers of the Company will adopt additional 10b5-1 plans in the future consistent with the Company's insider trading policy. Except as may become required by law, the Company does not undertake to report modifications, terminations or other activities under these plans, nor the establishment of future 10b5-1 plans by these or other Company directors or officers.

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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            REGENERON PHARMACEUTICALS, INC.

                                            By: /s/ Stuart Kolinski
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                                               Stuart Kolinski
                                              Vice President & General Counsel

Date:    July 11, 2002

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